SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

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October 20, 2004
Date of Report (Date of Earliest Event Reported)

C. R. BARD, INC.
(Exact Name of Registrant as Specified in Charter)

New Jersey	001-6926	22-1454160
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

730 Central Avenue Murray Hill, New Jersey		07974
(Address of Principal Executive Office)		(Zip Code)

(908) 277-8000
(Registrant's Telephone Number, Including Area Code)

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 18, 2004, C. R. Bard, Inc. made a ministerial filing with the State of New Jersey, the company's jurisdiction of incorporation, to effect a change in the company's registered agent. Pursuant to the New Jersey Business Corporation Act, this filing amends the Company's certificate of incorporation to replace the outgoing registered agent with the new registered agent. There were no other changes to the company's certificate of incorporation.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number

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3.1 Restated Certificate of Incorporation, as amended, as of May 28, 2004, filed as Exhibit 3.1 to the Company's June 30, 2004 Form 10-Q is incorporated herein by reference.

3.2 Certificate of Change of Registered Agent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C. R. BARD, INC.

By: /s/ Todd C. Schermerhorn_____

Name: Todd C. Schermerhorn

Title: Senior Vice President and

Chief Financial Officer

October 20, 2004

EXHIBIT 3.2

C-104G Rev. 7/1/02

New Jersey Division of Revenue

CERTIFICATE of CHANGE of REGISTERED OFFICE
&/or REGISTERED AGENT
(For Use by Domestic and Foreign, Profit and Non-profit Corporations)

CORPORATION NAME:
C. R. Bard, Inc.

STATE OF ORIGINAL INCORPORATION:
New York

IMPORTANT - INCLUDE INFORMATION ON BOTH THE PRIOR AND NEW AGENT
PRIOR AGENT NAME:	NEW AGENT NAME:

Nadia J. Bernstein	Judith A. Reinsdorf

PRIOR AGENT STREET ADDRESS	NEW AGENT STREET ADDRESS

730 Central Avenue	730 Central Avenue

CITY STATE ZIP	CITY STATE ZIP
Murray Hill NJ 07974	Murray Hill NJ 07974

The corporation states that the address of its new registered office and the address of its new registered agent are identical. Further, the changes designated on this form were authorized by resolution duly adopted by its board of directors or members.

By /s/ Timothy M. Ring	Title Chairman
(Signature of Officer)	(Type)
Timothy M. Ring

Date: October 14, 2004

NOTE - This form must be executed by the chairman of the board, the president, or the vice president of the corporation
FEES:	Change of Agent Name-$25.00	MAIL TO:	NJ Division of Revenue
	Change of Agent Address-$25.00		P.O. Box 308
	Change of Both-$25.00		Trenton, NJ 08625

Make checks payable to: DEPARTMENT OF THE TREASURER, DIVISION OF REVENUE. (NO CASH PLEASE)